Exhibit 99.2

PVF CAPITAL CORP.

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IMPORTANT SPECIAL MEETING INFORMATION

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" each of the Proposals.

	For	Against	Abstain
1. To approve the merger of PVF Capital Corp. with and into F.N.B. Corporation.	☐	☐	☐
2. To approve, on a non-binding advisory basis, the "golden parachute compensation" payable to named executive officers of PVF Capital Corp. in connection with the merger.	☐	☐	☐
3. To grant the PVF Capital Corp. board of directors discretionary authority to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the merger.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Robert J. King, Jr. and James H. Nicholson, with full powers of substitution and resubstitution, to act as attorneys and proxies for the undersigned, to vote all common shares of PVF Capital Corp. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”), to be held at the Embassy Suites Cleveland - Beachwood, 3775 Park East Dr., Beachwood, Ohio 44122, on September 25, 2013 at 10:00 a.m., local time, and at any and all adjournments thereof. Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and a Proxy Statement dated July 31, 2013. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 TO APPROVE MERGER, “FOR” PROPOSAL 2 TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE GOLDEN PARACHUTE COMPENSATION PAYABLE TO OUR NAMED EXECUTIVE OFFICERS, “FOR” PROPOSAL 3 TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY, AND AT THE PROXIES’ DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS SPECIAL MEETING PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE·PREPAID ENVELOPE. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Proxy — PVF CAPITAL CORP. REVOCABLE PROXY IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDERS MEETING TO BE HELD ON SEPTEMBER 25, 2013 The Notice and Proxy Statement are available at https://www.parkviewfederal.com/investor/filings YOUR VOTE IS IMPORTANT Regardless of whether you plan to attend the Special Meeting of shareholders, you can be sure your shares are represented at the Special Meeting by promptly returning your proxy in the enclosed envelope. For directions to the Special Meeting, call Investor Relations at (440) 248-7171